Exhibit 4.1
                                                                     -----------





                                WARRANT AGREEMENT

                                 by and between

                        FACTORY CARD & PARTY OUTLET CORP.

                                       and

                        WELLS FARGO BANK MINNESOTA, N.A.

                                as Warrant Agent




                            38,462 Series A Warrants
                            46,392 Series B Warrants
                            38,462 Series C Warrants
                            30,612 Series D Warrants

                            Dated as of April 9, 2002

                                TABLE OF CONTENTS

                                                                                                               Page

Article 1             DEFINITIONS................................................................................1

Article 2             ISSUANCE OF WARRANTS.......................................................................4

         2.1      Initial Issuance...............................................................................4

         2.2      Initial Share Amount...........................................................................4

         2.3      Form of Warrant Certificates...................................................................4

         2.4      Execution of Warrant Certificates..............................................................5

         2.5      Countersignature of Warrant Certificates.......................................................5

Article 3             EXERCISE PERIOD............................................................................5

Article 4             EXERCISE OF WARRANTS.......................................................................6

         4.1      The Exercise Price.............................................................................6

         4.2      Manner of Exercise.............................................................................6

         4.3      When Exercise Effective........................................................................6

         4.4      Delivery of Certificates, Etc..................................................................6

         4.5      Fractional Shares..............................................................................7

Article 5             ADJUSTMENT OF THE AMOUNT OF COMMON STOCK ISSUABLE AND THE EXERCISE PRICE UPON EXERCISE.....8

         5.1      (a)  Adjustment for Change in Capital Stock....................................................8

         5.2      Distributions..................................................................................9

         5.3      Adjustments for Mergers and Consolidations....................................................10

         5.4      No Adjustment of Exercise Price...............................................................10

         5.5      No De Minimis Adjustments; Calculation to Nearest Cent and One-hundredth of Share.............10

         5.6      Notice of Adjustment; Warrant Agent's Disclaimer..............................................10

         5.7      Other Notices.................................................................................11

         5.8      No Change in Warrant Terms on Adjustment......................................................11

Article 6             MERGER, CONSOLIDATION, ETC................................................................11

Article 7             NOTIFICATION OF CERTAIN EVENTS............................................................12

         7.1      Corporate Action..............................................................................12

         7.2      Available Information.........................................................................13

Article 8             RESERVATION OF STOCK......................................................................13

                                        i

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page

Article 9             LOSS OR MUTILATION........................................................................13

Article 10            WARRANT REGISTRATION......................................................................14

         10.1     Registration..................................................................................14

         10.2     Transfer or Exchange..........................................................................14

         10.3     Valid and Enforceable.........................................................................14

         10.4     Endorsement...................................................................................14

         10.5     No Service Charge.............................................................................14

         10.6     Treatment of Holders of Warrant Certificates..................................................15

         10.7     Cancellation..................................................................................15

Article 11            WARRANT AGENT.............................................................................15

         11.1     Obligations Binding...........................................................................15

         11.2     No Liability..................................................................................15

         11.3     Instructions..................................................................................15

         11.4     Agents........................................................................................16

         11.5     Cooperation...................................................................................16

         11.6     Agent Only....................................................................................16

         11.7     Right to Counsel..............................................................................16

         11.8     Compensation..................................................................................16

         11.9     Accounting....................................................................................16

         11.10    No Conflict...................................................................................17

         11.11    Resignation; Termination......................................................................17

         11.12    Change of Warrant Agent.......................................................................17

         11.13    Successor Warrant Agent.......................................................................18

Article 12            REMEDIES, ETC.............................................................................18

Article 13            MISCELLANEOUS.............................................................................18

         13.1     Notices.......................................................................................18

         13.2     Governing Law and Consent to Forum............................................................19

         13.3     Benefits of this Agreement....................................................................19

         13.4     Agreement of Holders of Warrant Certificates..................................................20

         13.5     Counterparts..................................................................................20


                                       ii

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page

         13.6     Amendments....................................................................................20

         13.7     Consent to Jurisdiction.......................................................................20

         13.8     Headings......................................................................................21

EXHIBITS
Exhibit A:  Form of Warrant Certificate For Series A
Exhibit B:  Form of Warrant Certificate For Series B
Exhibit C:  Form of Warrant Certificate For Series C
Exhibit D:  Form of Warrant Certificate For Series D

Schedule I:  Warrants to be Issued

                                WARRANT AGREEMENT


                  THIS WARRANT AGREEMENT is made and entered into as of April 9, 2002 by and between Factory Card & Party Outlet Corp. (f/k/a Factory Card Outlet Corp.), a Delaware corporation (the "Company"), and Wells Fargo Bank Minnesota, N.A., as Warrant Agent (the "Warrant Agent").

                                   WITNESSETH:

                  WHEREAS, in connection with the financial restructuring of the Company, pursuant to the Amended Joint Plan of Reorganization of the Company, and certain of its subsidiaries, dated as of February 5, 2002 (as amended, the "Plan"), the Company is issuing the Series A Warrants, the Series B Warrants, the Series C Warrants and the Series D Warrants which are exercisable to purchase up to an aggregate 153,928 shares of Common Stock (as defined herein), subject to adjustment as provided herein (the "Warrants"), to the holders of Factory Card Equity Interests (the "Interests") in partial exchange for such Interests and in accordance with the Plan;

                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing to act in connection with the issuance, transfer, exchange, replacement and exercise of the Warrant Certificates (as defined herein) and other matters as provided herein; and

                  WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof;

                  NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements set forth herein, the Company and the Warrant Agent hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

                  Capitalized terms which are used in this Agreement but not defined below shall have the meaning given to such terms in the Plan. As used herein, the following terms have the following respective meanings:

                  "Agreement" means this Warrant Agreement, as the same may be amended or modified from time to time hereafter.

                  "Bankruptcy Court" means the United States Bankruptcy Court for the District of Delaware that has jurisdiction of the chapter 11 case of the Company under title 11 of the United States Code.

                  "Business Day" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York City, New York are authorized or required by law to be closed; provided, that, in determining the period within which certificates or Warrants are to be issued and delivered at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Fair Value of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, "Business Day" shall mean any day when the principal exchange on which such securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United States, such market is open for trading; and provided, further, that any reference in this Agreement to "days" (unless Business Days are specified) shall mean calendar days.

                  "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Fair Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date.

                  "Certificate of Incorporation" means the Company's Amended and Restated Certificate of Incorporation dated as of the Effective Date.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, as amended, or the Exchange Act, whichever is the relevant statute for the particular purpose.

                  "Common Stock" means the Common Stock, par value $0.01 per share, to be issued pursuant to the Certificate of Incorporation.

                  "Company" has the meaning specified in the preamble hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended and in effect at the time. Any reference herein to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

                  "Exercise Date" means, for a given Warrant, the day on which such Warrant is exercised pursuant to Article 4.

                  "Exercise Period" means the period commencing on the Effective Date (as defined in the Plan) and ending at 5:00 P.M., New York time, on the Expiration Date.

                  "Exercise Price" has the meaning specified in Section 4.1 hereof.

                  "Expiration Date" means the date set forth for each series of Warrant on Schedule I hereto.

                  "Fair Value" means (i) with respect to Common Stock or any Other Security, in each case, if such security is listed on one or more stock exchanges or quoted on the National Market System or Small Cap Market of NASDAQ (the "NASDAQ Market"), the average of the closing or last reported sales prices of a share of Common Stock or, if an Other Security, in the minimum denomination in which such security is traded, on the primary national or regional stock exchange on which such security is listed or on the NASDAQ Market if quoted thereon or (ii) if the Common Stock or Other Security, as the case may be, is not so listed or quoted but is traded in the over-the-counter market (other than the NASDAQ Market), the average of the closing bid and asked prices of a share of such Common Stock or Other Security, in each case quoted for the 30 Business Days (or such lesser number of Business Days as such Common Stock (or Other Security) shall have been so listed, quoted or traded) next preceding the date of measurement; provided, however, that if no such sales price or bid and asked prices have been quoted during the preceding 30-day period or there is otherwise no established trading market for such security, then "Fair Value" means the value of such Common Stock or Other Security as determined reasonably and in good faith by the Board of Directors of the Company. If the Common Stock and Other Security is not registered under the Exchange Act, the value of the Common Stock or Other Security shall be as determined reasonably and in good faith by the Board of Directors and certified in a board resolution adopted by the Board of Directors, if the recipients of a majority of such Common Stock or Other Securities are not affiliates of the Company, or, if the recipients of a majority of such securities are affiliates of the Company, as mutually agreed upon by the Company and Holders of at least a majority of the Warrants outstanding; provided, however, that if the Company and such Holders are unable to mutually agree upon such value, an Independent Financial Expert shall determine the value of such Security. Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of Common Stock, rights, options, or Other Securities in connection with the acquisition by the Company of the stock or assets of any other Person or the merger of any other Person into the Company, the Fair Value of the Common Stock or Other Securities so issued shall be determined as of the date the number of shares of Common Stock, rights, options or Other Securities was determined (as set forth in a written agreement between the Company and the other party to the transaction) rather than on the date of issuance of such shares of Common Stock, rights, options or Other Securities.

                  "Independent Financial Expert" shall mean a nationally or regionally recognized investment banking firm selected by the Company and approved by holders of a majority of the outstanding Warrants (i) that does not (and whose directors, officers, employees or affiliates do not) have a direct or indirect financial interest in the Company, (ii) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or affiliates is) a director or officer of the Company, (iii) that has not been retained by the Company for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

                  "Original Issue Date" means the Effective Date (as defined in the Plan).

                  "Other Securities" has the meaning specified in Section 5.2 hereof.

                  "Person" means any individual, partnership, association, joint venture, corporation, limited liability company, business trust, unincorporated organization, government or department, agency or subdivision thereof, or other person or entity.

                  "Plan" has the meaning specified in the recitals hereto.

                  "Series A Warrant" means a Warrant having the terms and conditions described herein and substantially as set forth on Exhibit A hereto.

                  "Series B Warrant" means a Warrant having the terms and conditions described herein and substantially as set forth on Exhibit B hereto.

                  "Series C Warrant" means a Warrant having the terms and conditions described herein and substantially as set forth on Exhibit C hereto.

                  "Series D Warrant" means a Warrant having the terms and conditions described herein and substantially as set forth on Exhibit D hereto.

                  "Warrant Agent" has the meaning specified in the preamble hereof.

                  "Warrant Certificates" has the meaning specified in Section
2.3 hereof.

                  "Warrants" means the Series A Warrants, the Series B Warrants, the Series C Warrants and the Series D Warrants, collectively, each in the applicable form as attached to this Agreement.

                                    ARTICLE 2

                              ISSUANCE OF WARRANTS
                              --------------------

                  2.1 Initial Issuance. On the Original Issue Date, the Company shall, pursuant to the Plan, deliver to the Company's disbursing agent under the Plan for re-distribution to each of the holders of certain interests in the Company, certificates representing such number of Series A Warrants, Series B Warrants, Series C Warrants or Series D Warrants that such holder is entitled to receive pursuant to the Plan, the aggregate number of such Warrants for Common Stock being set forth opposite each such series on Schedule I hereto.

                  2.2 Initial Share Amount. The number of shares of Common Stock purchasable upon exercise of the Warrants shall be one (1) share of Common Stock to one (1) Warrant, subject to adjustments from and after the Original Issue Date as provided in Article 5 of this Agreement.

                  2.3 Form of Warrant Certificates. The Warrants shall be evidenced by certificates substantially in the form attached hereto as Exhibit A, Exhibit B, Exhibit C or Exhibit D, (the "Warrant Certificates"). Each Warrant Certificate shall be dated as of the Original Issue Date or, in the event of a division, exchange, substitution or transfer of any of the Warrants, on the date of such event. The Warrant Certificate may have such further legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem reasonably appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with the Certificate of Incorporation, the Plan, any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange, market or trading facility on which the Warrants may be listed or admitted for trading.

                  2.4 Execution of Warrant Certificates. Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President, its Treasurer or its Secretary, either manually or by facsimile signature printed thereon. In case any such officer of the Company whose signature shall have been placed upon any Warrant Certificate shall cease to be such officer of the Company before countersignature by the Warrant Agent or issuance and delivery thereof, such Warrant Certificate nevertheless may be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

                  The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any Person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose.

                  2.5 Countersignature of Warrant Certificates. Warrant Certificates shall be manually countersigned by an authorized signatory of the Warrant Agent and shall not be valid for any purpose unless so countersigned. Such manual countersignature shall constitute conclusive evidence of such authorization. No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual signature of the Warrant Agent. The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 2.5, and deliver any new Warrant Certificates, as directed by the Company pursuant to Section 2.1 and as and when required pursuant to the provisions of Articles 9 and 10. Each Warrant Certificate shall, when manually countersigned by an authorized signatory of the Warrant Agent, entitle the registered holder thereof to exercise the rights as the holder of the number of Warrants set forth thereon, subject to the provisions of this Agreement.

                                    ARTICLE 3

                                 EXERCISE PERIOD
                                 ---------------

                  Each Warrant shall entitle the holder thereof to purchase from the Company one (1) share of Common Stock (subject to the adjustments provided herein), at any time during the Exercise Period. Any Warrant not exercised during the Exercise Period shall become void, and all rights of the holder of the Warrant Certificate evidencing such Warrant under the Warrant Certificate or this Agreement shall cease.

                                    ARTICLE 4

                              EXERCISE OF WARRANTS
                              --------------------

                  4.1 The Exercise Price. The exercise price per share of Common Stock for the Warrants of each Series (the "Exercise Price") shall be as provided in Schedule I hereto and in the applicable form of Warrant. The Exercise Price is subject to adjustment pursuant to Article 5 hereof.

                  4.2 Manner of Exercise. (a) During the Exercise Period, all or any whole number of Warrants represented by a Warrant Certificate may be exercised by the registered holder thereof during normal business hours on any Business Day, by surrendering such Warrant Certificate, with the subscription form set forth therein duly completed and executed by such holder, by hand, by overnight courier or by mail to the Warrant Agent at its address set forth in
Section 13.1. Such Warrant Certificate shall be accompanied by payment in full in respect of each Warrant that is exercised, which shall be made either by (i) certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, or (ii) without the payment of cash, by reducing the number of shares of Common Stock obtainable upon the exercise of a Warrant so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (a) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Warrant (if payment of the Exercise Price were being made in cash) and (b) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with clause
(ii) of the immediately preceding sentence is herein called a "Cashless Exercise". The Warrant Agent shall promptly notify the Company of the election of Cashless Exercise by a Holder. The Company shall bear sole responsibility for ascertaining whether the calculation pursuant to such clause (ii) complies with this Agreement or for determining or verifying the accuracy of the Cashless Exercise Ratio. The Warrant Agent may rely conclusively on any notice, certificate or other document furnished to it by the Company as evidence of the foregoing. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. Upon such surrender and payment prior to the expiration of the Exercise Period, such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, registered, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Articles 2 and 4, and as and if adjusted pursuant to Article 5.

                  4.3 When Exercise Effective. Each exercise of any Warrant pursuant to Section 4.2 shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Warrant Certificate representing such Warrant, duly executed, with accompanying payment, shall have been delivered as provided in Section 4.2, and at such time the Person or Persons in whose name or names the certificate or certificates for Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 4.4 shall be deemed to have become the holder or holders of record thereof.

                  4.4 Delivery of Certificates, Etc. (a) As promptly as practicable after the exercise of any Warrant, and in any event within seven (7) Business Days thereafter, the Company at its expense (other than as to payment of transfer taxes which will be paid by the holder) will cause to be issued and delivered to such holder, or as such holder may otherwise direct in writing (subject to Article 9),

                  (i) a certificate or certificates for the number of shares of Common Stock (or Other Securities) to which such holder is entitled, and

                  (ii) if less than all the Warrants represented by a Warrant Certificate are exercised, a new Warrant Certificate or Certificates of the same tenor and for the aggregate number of Warrants that were not exercised, executed and countersigned in accordance with Sections 2.4 and 2.5.

                  (b) The Warrant Agent shall countersign any new Warrant Certificate, register it in such name or names as may be directed in writing by such holder, and shall deliver it to the Person entitled to receive the same in accordance with this Section 4.4. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates executed on behalf of the Company for such purpose.

                  (c) Upon any exercise of Warrants, the Warrant Agent shall, from time to time, as promptly as practicable, advise the Treasurer of the Company or his or her designee of (i) the number of Warrants exercised, (ii) the instruction of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Common Stock to which such holder is entitled upon such exercise, (iii) the timing of delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise, and (iv) such other information as the Company shall reasonably require.

                  (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Common Stock to a Person other than a registered holder; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Warrant Certificate or share of Common Stock until such tax or other charge shall have been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due.

                  4.5 Fractional Shares. No fractional shares of Common Stock (or Other Securities) shall be issued upon the exercise of any Warrant. If more than one Warrant Certificate shall be delivered for exercise at one time by the same holder, the number of full shares or securities that shall be issuable upon exercise shall be computed on the basis of the aggregate number of Warrants exercised. As to any fraction of a share of Common Stock (or Other Securities), the Company shall pay a cash adjustment in respect thereto in an amount equal to the product of the Fair Value per share of Common Stock (or Other Securities) as of the Business Day next preceding the date of such exercise multiplied by such fraction of a share.

                                    ARTICLE 5

                    ADJUSTMENT OF THE AMOUNT OF COMMON STOCK
                  ISSUABLE AND THE EXERCISE PRICE UPON EXERCISE
                  ---------------------------------------------

                  5.1 (a) Adjustment for Change in Capital Stock. If the Company shall (i) declare or pay a dividend on its outstanding shares of Common Stock or make a distribution to holders of its Common Stock, in either case in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then (x) the number of shares of Common Stock issuable for each Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which each Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (y) the Exercise Price shall be adjusted to equal
(A) the Exercise Price multiplied by the number of shares of Common Stock for which each Warrant is exercisable immediately prior to the adjustment divided by
(B) the number of shares for which each Warrant is exercisable immediately after such adjustment.

                  An adjustment made pursuant to this Section 5.1(a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactive to the record date with respect thereto, if any, for such event.

                  (b) Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event the Company, after the Original Issue Date, shall issue (or shall be deemed to have issued as provided in clause (B) below) Additional Shares of Common Stock without consideration (except for a common stock dividend as to which an adjustment is made pursuant to Section 5.1(a)) or for a consideration per share less than the Fair Market Value of the Common Stock, then and in such event, the Exercise Price with respect to a series of Warrants shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the then-applicable Exercise Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding (on a fully-diluted basis) immediately prior to such issuance plus the quotient obtained by dividing (x) the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued by (y) the consideration per share for such Additional Shares, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding (on a fully-diluted basis) immediately prior to such issuance plus the number of Additional Shares of Common Stock so issued. Upon each such adjustment of the then-applicable Exercise Price with respect to such series of Warrants pursuant to the provisions of this Section 5.1(b), the number of shares of Common Stock purchasable upon the exercise of each Warrant of such series shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price with respect to such series in effect immediately prior to such adjustment by the number of Warrant Shares purchasable upon the exercise of each Warrant of such series immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price with respect to such series.

                  (i) Determination of Consideration. For purposes of this
Section 5.1(b) the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (A) insofar as it consists of cash, be computed at the net amount of cash received by the Company without deducting expenses, discounts and commissions payable by the Company in connection with such issuance or sale and amounts paid or payable for accrued interest.

                  (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as reasonably determined in good faith by the Board of Directors; and

                  (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration that covers both cash and property other than cash, the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, shall be as reasonably determined in good faith by the Board of Directors.

                  (D) Additional Shares of Common Stock. For purposes of this
Section 5.1(b), "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company on or after the Original Issue Date, other than shares of Common Stock issued as contemplated by clauses (i) or (ii) of
Section 5.4 or shares of Common Stock issued pursuant to the Warrants. In case the Company shall issue any warrant, options or other rights to acquire Common Stock or obligations or securities convertible into or exercisable or exchangeable for Common Stock (other than those contemplated by such clauses (i) or (ii)) the Company shall be deemed to have immediately issued the maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of the warrant, option, right, obligation or security for consideration equal to the amount received by the Company for such warrant, option, right, obligation or security, together with any additional consideration that would be received by the Company for such exercise, conversion or exchange, so that adjustments shall be made pursuant to Section 5.1(b) to the same extent as they would have been made if such shares of Common Stock actually had been issued.

                  5.2 Distributions. If after the date hereof the Company shall distribute to all holders of its shares of Common Stock evidences of its indebtedness, shares of another class of capital stock ("Other Securities"), assets (excluding cash distributions made as a dividend payable out of the lesser of the undistributed earnings for the fiscal year during which the dividend is declared and the retained earnings of the Company) or rights to subscribe to shares of Common Stock, then in each such case, unless the Company elects to reserve such indebtedness, assets, rights or shares for distribution to each holder of a Warrant upon the exercise of the Warrants so that such holder will receive upon such exercise, in addition to the shares of Common Stock to which such holder is entitled, the amount and kind of such indebtedness, assets, rights or shares which such holder would have received if such holder had, immediately prior to the record date for the distribution of such indebtedness, assets, rights or shares, exercised the Warrants and received Common Stock, the Exercise Price in effect immediately prior to such distribution shall be decreased to an amount determined by multiplying such Exercise Price by a fraction, the numerator of which is the Fair Value of a share of the Common Stock at the date of such distribution less the Fair Value of the evidences of indebtedness, Other Securities, assets or subscription rights as the case may be, so distributed and the denominator of which is the Fair Value of a share of Common Stock at such date. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively on the date immediately after the record date for the determination of stockholders entitled to receive such distribution.

                  5.3 Adjustments for Mergers and Consolidations. In case the Company, after the date hereof, shall merge or consolidate (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any change in the shares of Common Stock) with another Person, then, in the case of any such transaction, proper provision shall be made so that, upon the basis and terms and in the manner provided in this Warrant Agreement, the holders of the Warrants, upon the exercise thereof at any time after the consummation of such transaction (subject to the Exercise Period), shall be entitled to receive (at the aggregate Exercise Price in effect at the time of the transaction for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the greatest amount of securities, cash or other property to which such holder would have been entitled as a holder of Common Stock (or Other Securities) upon such consummation if such holder had exercised the rights represented by the Warrants held by such holder immediately prior thereto.

                  5.4 No Adjustment of Exercise Price. No adjustment in the number of shares of Common Stock issuable upon the exercise of the Warrants shall be required by reason of the issuance of: (i) any additional shares of Common Stock upon the exercise of warrants or options to acquire Common Stock heretofore or hereafter granted to officers, directors and employees (as such) of the Company or any subsidiary pursuant to the Plan; or (ii) any additional shares of Common Stock upon the redemption, conversion or exchange of any convertible bond, note, debenture or other instrument evidencing indebtedness of the Company heretofore or hereafter granted by the Company to holders of Claims pursuant to the Plan, and such additional shares shall not be taken into account in any of the computations under Sections 5.1, 5.2 or 5.3 of this Article V, including the determination of the number of shares outstanding at any time.

                  5.5 No De Minimis Adjustments; Calculation to Nearest Cent and One-hundredth of Share. No adjustment in the Exercise Price or number of shares of common stock issuable hereunder shall be required under this Article 5 unless such adjustment would require an increase or decrease of at least one percent (1%) of such price or number of shares of Common Stock; provided, that any adjustments which by reason of this Article 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  5.6 Notice of Adjustment; Warrant Agent's Disclaimer. 5.3 Whenever the Exercise Price or number of shares of Common Stock issuable hereunder shall be required to be adjusted as provided in this Article 5, the

Company shall forthwith file with the Warrant Agent a statement, signed by the Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President, the Treasurer or the Secretary of the Company, stating in detail the facts requiring such adjustment, the method of calculation thereof, the Exercise Price that will be effective after such adjustment and the impact of such adjustment on the number and kind of securities issuable upon exercise of the Warrants. The Company shall also cause the Warrant Agent to mail (first class, postage prepaid) a notice setting forth any such adjustments to each registered holder of Warrants at its last address appearing on the Warrant register.

                  (b) Except as provided in paragraph (a) above, the Warrant Agent shall have no duty with respect to any statement filed with it except to keep the same on file and available for inspection by registered holders of Warrants during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any holder of a Warrant to determine whether any facts exist which may require any adjustment to the Exercise Price or securities issuable, or with respect to the nature or extent of any adjustment of the Exercise Price or securities issuable when made or with respect to the method employed in making such adjustment. The Warrant Agent shall not be responsible for the Company's failure to comply with any provision of this Article 5.

                  5.7 Other Notices. In case the Company after the date hereof shall propose to take any action of the type described in Sections 5.1 or 5.2 of this Article 5, the Company shall give notice to the Warrant Agent and to each registered holder of a Warrant in the manner set forth in subsection 5.6 of this
Article 5, which notice shall specify the date on which a record shall be taken with respect to any such action. Such notice shall be given at least ten (10) days prior to the record date with respect thereto. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. Where appropriate, such notice may be given in advance and may be included as part of a notice required to be mailed under the provision of subsection 5.6 of this Article 5.

                  5.8 No Change in Warrant Terms on Adjustment. Irrespective of any adjustments in the Exercise Price or the number of shares of Common Stock (or any inclusion of Other Securities) issuable upon exercise, Warrants theretofore or thereafter issued may continue to express the same prices and number of shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the Exercise Price and such number of shares issuable upon exercise specified thereon shall be deemed to have been so adjusted.

                  5.9 The adjustments made pursuant to this Article 5 shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                                    ARTICLE 6

                           MERGER, CONSOLIDATION, ETC.
                           ---------------------------

                  Notwithstanding anything contained herein to the contrary, the Company will not effect a merger or consolidation unless, prior to the consummation of such transaction, each Person (other than the Company) which may be required to deliver any Common Stock, Other Securities, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to the Warrant Agent, the obligations of the Company under this Warrant Agreement and under each of the Warrants, including, without limitation, the obligation to deliver such shares of Common Stock, Other Securities, cash or property as may be required pursuant to Article 5 hereof or the certificate or articles of incorporation or other constituent document that are equivalent to the adjustments provided for in Article 5 hereof.

                                    ARTICLE 7

                         NOTIFICATION OF CERTAIN EVENTS
                         ------------------------------

                  7.1 Corporate Action. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (excluding cash distributions made as a dividend payable out of the lesser of the undistributed earnings for the fiscal year during which the dividend is declared and the retained earnings of the Company) or other distribution of any kind, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right or interest of any kind; or

                  (b) (i) any capital reorganization of the Company, (ii) any reclassification of the capital shares of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination), (iii) the consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the shares of Common Stock), (iv) the sale or transfer of the properties and assets of the Company as, or substantially as, an entirety to another Person, or (v) an exchange offer for Common Stock (or Other Securities); or

                  (c) the voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company shall cause to be filed with the Warrant Agent and mailed to each holder of a Warrant a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of any such dividend, distribution or right or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or right are to be determined, and the amount and character of such dividend, distribution or right, or (y) the date or expected date on which any such reorganization, reclassification, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up is expected to become effective, and the time, if any such time is to be fixed, as of which holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, exchange offer, dissolution, liquidation or winding up. Such notice shall be delivered not less than twenty (20) days prior to such date therein specified, in the case of any such date referred to in clause (x) of the preceding sentence, and not less than thirty (30) days prior to such date therein specified, in the case of any such date referred to in clause (y) of the preceding sentence. Failure to give such notice within the time provided or any defect therein shall not affect the legality or validity of any such action.

                  7.2 Available Information. The Company shall promptly file with the Warrant Agent copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not required to make such filings, the Company shall promptly deliver to the Warrant Agent and make available to the holders of Warrants or underlying Common Stock, copies of any annual, quarterly or other reports and financial statements(which need not be audited) that are generally provided to holders of equity or debt securities of the Company (other than bank or other institutional debt) and, if not otherwise included in the materials otherwise distributed pursuant to this Section 7.2, copies of annual audited financial statements (not later than 45 days after the end of each fiscal quarter), which statements meet the requirement for annual or quarterly financial statements, as the case may be, included in periodic filings under
Section 13 of the Exchange Act.

                                    ARTICLE 8

                              RESERVATION OF STOCK
                              --------------------

                  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock (or out of authorized Other Securities), solely for issuance and delivery upon exercise of Warrants, the full number of shares of Common Stock (and Other Securities) from time to time issuable upon the exercise of all Warrants and any other outstanding warrants, options or similar rights, from time to time outstanding. All shares of Common Stock (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be duly and validly issued, and (in the case of shares) fully paid and nonassessable, and free from all taxes, liens, charges, security interests, encumbrances and other restrictions created by or through the Company.

                                    ARTICLE 9

                               LOSS OR MUTILATION
                               ------------------

                  Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of an indemnity bond reasonably satisfactory to them in form or amount, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and deliver to the Warrant Agent and, upon the Company's request, an authorized signatory of the Warrant Agent shall manually countersign and deliver, to the registered holder of the lost, stolen, destroyed or mutilated Warrant

Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article 9, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article 9 in lieu of any lost, stolen or destroyed Warrant Certificate shall be entitled to the same benefits of this Agreement equally and proportionately with any and all other Warrant Certificates, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone. The provisions of this Article 9 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen or destroyed Warrant Certificates.

                                   ARTICLE 10

                              WARRANT REGISTRATION
                              --------------------

                  10.1 Registration. The Warrant Certificates shall be issued in registered form only and shall be registered in the names of the record holders of the Warrant Certificates to whom they are to be delivered. The Warrant Agent shall maintain or cause to be maintained a register in which, subject to such reasonable regulations as it may prescribe, the Warrant Agent shall provide for the registration of Warrants and of transfers or exchanges of Warrant Certificates as provided in this Agreement. Such register shall be maintained at the office of the Warrant Agent located at the address therefor as provided in
Section 13.1. Such register shall be open for inspection upon notice at all reasonable times by the Warrant Agent and each holder of a Warrant.

                  10.2 Transfer or Exchange. At the option of the holder, Warrant Certificates may be exchanged or transferred for other Warrant Certificates for a like aggregate number of Warrants, upon surrender of the Warrant Certificates to be exchanged at the office of the Warrant Agent maintained for such purpose at the address therefor as provided in Section 13.1, and upon payment of the charges herein provided. Whenever any Warrant Certificates are so surrendered for exchange or transfer, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and deliver, the Warrant Certificates that the holder making the exchange is entitled to receive.

                  10.3 Valid and Enforceable. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

                  10.4 Endorsement. Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by an instrument of transfer in form reasonably satisfactory to the Company and the Warrant Agent and duly executed by the registered holder thereof or such holder's officer or representative duly authorized in writing.

                  10.5 No Service Charge. No service charge shall be made to the Warrant Holder for any registration of transfer or exchange of Warrant Certificates.

                  10.6 Treatment of Holders of Warrant Certificates. The Company and the Warrant Agent may treat the registered holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

                  10.7 Cancellation. Any Warrant Certificate surrendered for registration of transfer, exchange or the exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent. Any such Warrant Certificate shall not be reissued and, except as provided in this Article 10 in case of an exchange or transfer, in Article 9 in case of a mutilated Warrant Certificate and in Article 4 in case of the exercise of less than all the Warrants represented thereby, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates in a manner reasonably satisfactory to the Company.

                                   ARTICLE 11

                                  WARRANT AGENT
                                  -------------

                  11.1 Obligations Binding. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the terms and conditions set forth in this Article 11. The Company, and the holders of Warrants by their acceptance thereof, shall be bound by all of such terms and conditions.

                  11.2 No Liability. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be accountable with respect to or be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon), as to the validity, authorization or value (or kind or amount) of any Common Stock or of any Other Securities or other property delivered or deliverable upon exercise of any Warrant, or as to the purchase price of such Common Stock, securities or other property. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by the Warrant Agent in good faith in the belief that any Warrant Certificate or any other document or any signature is genuine or properly authorized, (ii) be responsible for determining whether any facts exist that may require any adjustment of the purchase price and the number of shares of Common Stock purchasable upon exercise of Warrants, or with respect to the nature or extent of any such adjustments when made, or with respect to the method of adjustment employed, (iii) be responsible for any failure on the part of the Company to issue, transfer or deliver any Common Stock or Other Securities or property upon the surrender of any Warrant for the purpose of exercise or to comply with any other of the Company's covenants and obligations contained in this Agreement or in the Warrant Certificates or (iv) be liable for any act or omission in connection with this Agreement except for its own bad faith, negligence or willful misconduct.

                  11.3 Instructions. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, Chief Executive Officer, President, any Senior Vice President, any Vice President, Treasurer or any Assistant Treasurer of the Company and to apply to any such officer for advice or instructions. The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with the instructions of any such officer, except to the extent that it is determined in a final judgment by a court of competent jurisdiction that such action or omission resulted directly from the Warrant Agent's negligence, bad faith or willful misconduct.

                  11.4 Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in, or defend any action, suit or legal proceeding in respect hereof, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against the Warrant Agent arising out of or in connection with this Agreement.

                  11.5 Cooperation. The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable the Warrant Agent to carry out or perform its duties under this Agreement.

                  11.6 Agent Only. The Warrant Agent shall act solely as agent. The Warrant Agent shall not be liable except for the performance of such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

                  11.7 Right to Counsel. The Warrant Agent may at any time consult with legal counsel satisfactory to it (who may be legal counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant holder for any action taken, suffered or omitted by the Warrant Agent in good faith in accordance with the opinion or advice of such counsel.

                  11.8 Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder to be agreed upon and to reimburse the Warrant Agent for its reasonable expenses hereunder; and further agrees to indemnify the Warrant Agent and hold it harmless against any and all liabilities, including, but not limited to, judgments, costs and reasonable counsel fees, for anything done, suffered or omitted by the Warrant Agent in the execution of its duties and powers hereunder, except for any such liabilities that arise as a result of the Warrant Agent's bad faith, negligence or willful misconduct.

                  11.9 Accounting. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on behalf of the Company on the purchase of shares of Common Stock (or Other Securities) through the exercise of Warrants. The Warrant Agent shall advise the Company by telephone at the end of each day on which a payment for the exercise of Warrants is received of the amount so deposited to such account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

                  11.10 No Conflict. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  11.11 Resignation; Termination. The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's bad faith, negligence or willful misconduct), after giving thirty (30) days' prior written notice to the Company. The Company may remove the Warrant Agent upon thirty (30) days' written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as to liabilities arising as a result of the Warrant Agent's bad faith, negligence or willful misconduct. The Company shall cause to be mailed promptly (by first class mail, postage prepaid) to each registered holder of a Warrant at such holder's last address as shown on the register of the Company, at the Company's expense, a copy of such notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall promptly appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor warrant agent, whether appointed by the Company or by such a court, shall be a corporation, incorporated under the laws of the United States or of any state thereof and authorized under such laws to exercise corporate trust powers, be subject to supervision and examination by Federal or state authority, and have a combined capital and surplus of not less than $100,000,000 as set forth in its most recent published annual report of condition. After acceptance in writing of such appointment by the new warrant agent it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed (by first class, postage prepaid) to each registered holder of a Warrant at such holder's last address as shown on the register of the Company. Failure to give any notice provided for in this Section 11.11, or any defect in any such notice, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

                  11.12 Change of Warrant Agent. If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and if at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and this Agreement.

                  11.13 Successor Warrant Agent. Any corporation or entity into which the Warrant Agent or any new warrant agent may be merged or any corporation or entity resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation or entity succeeding to all or substantially all the agency business of the Warrant Agent or any new warrant agent shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as a new warrant agent under the provisions of Section 11.11 of this
Article 11. The Company shall promptly cause the successor Warrant Agent to mail notice of its succession as Warrant Agent (by first class mail, postage prepaid) to each registered holder of a Warrant at its last address as shown on the register of the Company.

                                   ARTICLE 12

                                 REMEDIES, ETC.
                                 --------------

                  Prior to the exercise of the Warrants represented thereby, no holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and no such holder shall be entitled to receive notice of any proceedings of the Company except as provided in this Agreement. Nothing contained in this Agreement shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                                   ARTICLE 13

                                  MISCELLANEOUS
                                  -------------

                  Notices. Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made if sent by first class mail, postage prepaid, delivered by hand or delivered by overnight courier, in each case addressed to any registered holder of a Warrant at such holder's last known address appearing on the register of the Company or the Warrant Agent, and to the Company or the Warrant Agent as follows, or delivered by facsimile (in the case of notices to any registered holder, to the last known facsimile number of such holder appearing on the register of the Company or the Warrant Agent):

If to the Company:

                           Factory Card & Party Outlet Corp.
                           2727 Diehl Road
                           Naperville, Illinois  60563
                           Attn:  Mr. Gary Rada,
                           President and COO
                           Telephone: (630) 579-2130
                           Facsimile: (630)579-2501



If to the Warrant Agent:

                           Wells Fargo Bank Minnesota, N.A.
                           161 North Concord Exchange
                           South St. Paul, Minnesota
                           Attn:  Mr. Darren Larsen
                           Telephone:     (651) 450-4027
                           Facsimile:     (651) 450-4078

or such other address as shall have been furnished in writing, in accordance with this Section 13.1, to the party giving or making such notice, demand or delivery.

                  13.1 Governing Law and Consent to Forum. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE COMPANY AND THE WARRANT AGENT EACH HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY DELAWARE STATE COURT SITTING IN THE CITY OF WILMINGTON OR ANY FEDERAL COURT SITTING IN THE CITY OF WILMINGTON IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PERSON TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  13.3 Benefits of this Agreement. The Company shall promptly file with the Warrant Agent copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may, by rules and regulations, prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not required to make such filings, the Company shall promptly deliver to the Warrant Agent and make available to the holders of Warrants or underlying Common Stock, copies of any annual, quarterly or other reports and financial statements (which need not be audited) that are generally provided to holders of equity or debt securities of the Company (other than bank or other institutional debt) and, if not otherwise included in the materials otherwise distributed pursuant to this Section 13.3, copies of annual audited financial statements (not later than 45 days after the end of each fiscal quarter), which statements meet the requirement for annual or quarterly financial statements, as the case may be, included in periodic filings under
Section 13 of the Exchange Act. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the registered and beneficial holders from time to time of the Warrants and of holders of the Common Stock, where applicable. Nothing in this Agreement is intended or shall be construed to confer upon any other Person, any right, remedy or claim under or by reason of this Agreement or any part hereof.

                  13.4 Agreement of Holders of Warrant Certificates. Every holder of a Warrant Certificate, by accepting the same, covenants and agrees with the Company, the Warrant Agent and with every other holder of a Warrant Certificate that the Warrant Certificates are transferable on the registry books of the Warrant Agent only upon the terms and conditions set forth in this Agreement, and the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  13.5 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  13.6 Amendments. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any manifest error, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided, that such action shall not adversely affect the interests of the holders of the Warrant Certificates. Any other amendment shall require the consent of the holders of Warrants representing a majority in number of the then outstanding Warrants.

                  Any such modification or amendment will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

                  13.7 Consent to Jurisdiction. Notwithstanding anything to the contrary contained in Section 13.2 hereof, (a) the parties hereby expressly acknowledge and agree that, to the extent permitted by applicable law, the Bankruptcy Court shall have exclusive jurisdiction to hear and determine any and all disputes concerning the distribution of Warrants hereunder to holders of

Claims pursuant to the Plan, and (b) the Warrant Agent hereby consents to the jurisdiction of the Bankruptcy Court with respect to any such disputes and waives any argument of lack of such jurisdiction.

                  13.8 Headings. The table of contents hereto and the descriptive headings of the several sections hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                             FACTORY CARD & PARTY OUTLET CORP.

                             By: /s/ James D. Constantine
                                 ------------------------
                                      Name: James D. Constantine
                                            --------------------
                                      Title: Executive Vice President
                                             ------------------------

                             WELLS FARGO MINNESOTA, N.A.,
                                      as Warrant Agent

                             By: /s/ Darren Larson
                                 -----------------
                                      Name: Darren Larson
                                            -------------
                                      Title: Assistant Vice President
                                             ------------------------

                                    EXHIBIT A





                    FORM OF WARRANT CERTIFICATE FOR SERIES A

                      [FORM OF FACE OF WARRANT CERTIFICATE]

CUSIP No.  303051114


Warrant No. A-                                    Number of Warrant(s):  ______
              -------------


Exercisable During the Period that Commences at 9:00 a.m., New York City time, on April 9, 2002 and Terminates at 5:00 p.m., New York City time, on April 9, 2006 except as provided below.

                               WARRANT TO PURCHASE

                     COMMON STOCK, PAR VALUE $.01 PER SHARE,

                                       OF

                        FACTORY CARD & PARTY OUTLET CORP.

               This certifies that







                  or registered assigns, is the registered owner of the number of warrants set forth above (the "Warrants"), each of which represents the right, at any time after April 9, 2002 (the "Original Issue Date") and on or before 5:00 p.m., New York City time, on April 9, 2006 (the "Exercise Period"), to purchase from Factory Card Outlet Corp., a Delaware corporation (the "Company"), at the price per share of $11.00 (the "Exercise Price"), one share of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company as such stock was constituted as of the Original Issue Date, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to Wells Fargo Bank Minnesota, N.A., or to any successor thereto, as the warrant agent under the Warrant Agreement, at the office of such successor maintained for such purpose (any such warrant agent being herein called the "Warrant Agent") (or, if such exercise shall be in connection with an underwritten public offering of shares of such Common Stock (or Other Securities) (as such term and other capitalized terms used herein are defined in the Warrant Agreement) subject to the Warrant Agreement, at the location at which the Company shall have agreed to deliver such securities), and simultaneous payment in full (which shall be made either by (i) certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the

Warrant Agent for the benefit of the Company, or (ii) or by Cashless Exercise referred to below, all subject to the terms and conditions hereof and of the Warrant Agreement.

                  Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.

                  Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Fair Value per share of the Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date.

                  No fractional shares may be issued upon the exercise of rights to purchase hereunder, and as to any fraction of a share otherwise issuable, the Company will make a cash payment in lieu of such issuance, as provided in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of April 9, 2002 (the "Warrant Agreement"), between the Company and Wells Fargo Bank Minnesota, N.A., as Warrant Agent, and is subject to the terms and provisions contained therein. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the registered holders of the Warrants. The holder of this Warrant Certificate consents to all terms and provisions of the Warrant Agreement by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent and may be obtained by writing to the Warrant Agent.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

Dated:  April 9, 2002

FACTORY CARD & PARTY OUTLET CORP.


By:
       -------------------------------------------------------
       Name:
             -------------------------------------------------
       Title:
              ------------------------------------------------


Countersigned:


WELLS FARGO BANK MINNESOTA, N.A.

By:
       -------------------------------------------------------
       Name:
             -------------------------------------------------
       Title:
              ------------------------------------------------

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                        FACTORY CARD & PARTY OUTLET CORP.

                  The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at ________ ______________________ ______, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company and the Warrant Agent, by the registered holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer or registration thereof. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

                  This Warrant Certificate may be exchanged at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at ________ ______________________ ______, attention: Compliance
Department, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

                  Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  This Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised before the close of business on April 9, 2006.

                  This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Warrant Agent.

                  Witness the facsimile seal of the Company and the signature of its duly authorized officer.

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of warrant)

TO FACTORY CARD & PARTY OUTLET CORP.
WELLS FARGO SHAREOWNER SERVICES, as Warrant Agent

Attention:  ____________________

                  The undersigned:

                  (i) irrevocably exercises ___ Warrants represented by the within Warrant Certificate,

                  (ii) irrevocably elects to (check one of the following):

                  |_| purchase____ shares of common stock, par value $0.01 per share, of Factory Card & Party Outlet Corp. (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Warrant so exercised and herewith makes payment in full of the purchase price of $ ____ per share, in respect of each Warrant so exercised as provided in the Warrant Agreement which shall be made either by certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, or

                  |_| acquire in a Cashless Exercise ____ shares of common stock par value $0.01 per share of Factory Card & Party Outlet Corp. pursuant to the terms of Section 4.2 of the Warrant Agreement.

                  Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Fair Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date, all on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement,

                  (iii) surrenders this Warrant Certificate and all right, title and interest therein to Factory Card Outlet & Party Corp. and

                  (iv) directs that the securities or other property deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:                   , 200_
       ------------ -----

                                -----------------------------------------------
                                (Owner)*


                                -----------------------------------------------
                                (Signature of Authorized Representative)


                                -----------------------------------------------
                                (Street Address)


                                -----------------------------------------------
                                (City) (State) (Zip Code)

Securities or property to be
issued and delivered to:

                                         --------------------------------------
                                         Signature Guaranteed**




     Please insert social
     security or other
     identifying number

     --------------------

Name
     --------------------------------------------------------------------------

Street Address
               ----------------------------------------------------------------

City, State and Zip Code
                         ------------------------------------------------------












                  *The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                  **The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of warrants set forth below:


              Name of                   Address                   No. of
              Assignee                  -------                  Warrants
              --------                                           --------




Please insert social
security or other
identifying number
of Assignee

--------------------

and does hereby irrevocably constitute and appoint __________ attorney to make such transfer on the books of Factory Card & Party Outlet Corp. maintained for the purpose, with full power of substitution in the premises.

Dated:  ____________, 200_

                                  Name                                       *
                                           ----------------------------------


                                  Signature of Authorized
                                  Representative


                                  Signature Guaranteed                      **
                                                       ---------------------



                  * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                  ** The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                                    EXHIBIT B





                    FORM OF WARRANT CERTIFICATE FOR SERIES B

                      [FORM OF FACE OF WARRANT CERTIFICATE]

CUSIP No.  30351122


Warrant No. B-                                 Number of Warrant(s):  ______
              -------------


Exercisable During the Period that Commences at 9:00 a.m., New York City time, on April 9, 2002 and Terminates at 5:00 p.m., New York City time, on April 9, 2008 except as provided below.


                               WARRANT TO PURCHASE

                     COMMON STOCK, PAR VALUE $.01 PER SHARE,

                                       OF

                        FACTORY CARD & PARTY OUTLET CORP.

                  This certifies that







                  or registered assigns, is the registered owner of the number of warrants set forth above (the "Warrants"), each of which represents the right, at any time after April 9, 2002 (the "Original Issue Date") and on or before 5:00 p.m., New York City time, on April 9, 2008 (the "Exercise Period"), to purchase from Factory Card & Party Outlet Corp (f/k/a Factory Card Outlet Corp.)., a Delaware corporation (the "Company"), at the price per share of $16.00 (the "Exercise Price"), one share of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company as such stock was constituted as of the Original Issue Date, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to Wells Fargo Bank Minnesota, N.A., or to any successor thereto, as the warrant agent under the Warrant Agreement, at the office of such successor maintained for such purpose (any such warrant agent being herein called the "Warrant Agent") (or, if such exercise shall be in connection with an underwritten public offering of shares of such Common Stock (or Other Securities) (as such term and other capitalized terms used herein are defined in the Warrant Agreement) subject to the Warrant Agreement, at the location at which the Company shall have agreed to deliver such securities), and simultaneous payment in full (which shall be made either by (i) certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, or (ii) or by

Cashless Exercise referred to below, all subject to the terms and conditions hereof and of the Warrant Agreement.

                  Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.

                  Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Fair Value per share of the Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date.

                  No fractional shares may be issued upon the exercise of rights to purchase hereunder, and as to any fraction of a share otherwise issuable, the Company will make a cash payment in lieu of such issuance, as provided in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of April 9, 2002 (the "Warrant Agreement"), between the Company and Wells Fargo Bank Minnesota, N.A., as Warrant Agent, and is subject to the terms and provisions contained therein. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the registered holders of the Warrants. The holder of this Warrant Certificate consents to all terms and provisions of the Warrant Agreement by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent and may be obtained by writing to the Warrant Agent.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

Dated:  April 9, 2002

FACTORY CARD & PARTY OUTLET CORP.

By:
    ---------------------------------------------
         Name:
               ----------------------------------
         Title:
                ---------------------------------

Countersigned:


WELLS FARGO BANK MINNESOTA, N.A.,
         as Warrant Agent

By:
    ---------------------------------------------
         Name:
               ----------------------------------
         Title:
                ---------------------------------

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                        FACTORY CARD & PARTY OUTLET CORP.

                  The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at ________ ______________________ ______, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company and the Warrant Agent, by the registered holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer or registration thereof. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

                  This Warrant Certificate may be exchanged at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at ________ ______________________ ______, attention: Compliance
Department, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

                  Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  This Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised before the close of business on April 9, 2008.

                  This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Warrant Agent.

                  Witness the facsimile seal of the Company and the signature of its duly authorized officer.

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of warrant)

TO FACTORY CARD & PARTY OUTLET CORP.
WELLS FARGO BANK MINNESOTA, N.A., as Warrant Agent

Attention:  ____________________

                  The undersigned:

                  (i) irrevocably exercises ___ Warrants represented by the within Warrant Certificate,

                  (ii) irrevocably elects to (check one of the following):

                  |_| purchase____ shares of common stock, par value $0.01 per share, of Factory Card & Party Outlet Corp. (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Warrant so exercised and herewith makes payment in full of the purchase price of $ _____ per share, in respect of each Warrant so exercised as provided in the Warrant Agreement which shall be made either by certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, or

                  |_| acquire in a Cashless Exercise ____ shares of common stock par value $0.01 per share of Factory Card & Party Outlet Corp. pursuant to the terms of Section 4.2 of the Warrant Agreement.

                  Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Fair Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date, all on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement,

                  (iii) surrenders this Warrant Certificate and all right, title and interest therein to Factory Card & Party Outlet Corp. and

                  (iv) directs that the securities or other property deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:                   , 200_
       ------------ -----

                                -----------------------------------------------
                                (Owner)*


                                -----------------------------------------------
                                (Signature of Authorized Representative)


                                -----------------------------------------------
                                (Street Address)


                                -----------------------------------------------
                                (City) (State) (Zip Code)

Securities or property to be
issued and delivered to:

                                -----------------------------------------------
                                Signature Guaranteed**




     Please insert social
     security or other
     identifying number

     --------------------



Name
     -------------------------------------------------------------------------

Street Address
               ---------------------------------------------------------------

City, State and Zip Code
                         -----------------------------------------------------












                  *The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                  **The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of warrants set forth below:


              Name of                   Address                 No. of
              Assignee                  -------                Warrants
              --------                                         --------




Please insert social
security or other
identifying number
of Assignee

--------------------


and does hereby irrevocably constitute and appoint __________ attorney to make such transfer on the books of Factory Card & Party Outlet Corp. maintained for the purpose, with full power of substitution in the premises.

Dated:  ____________, 200_

                                 Name                                         *
                                          ------------------------------------


                                 Signature of Authorized
                                 Representative


                                 Signature Guaranteed                        **
                                                      -----------------------



                  * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

** The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                                    EXHIBIT C





                    FORM OF WARRANT CERTIFICATE FOR SERIES C

                      [FORM OF FACE OF WARRANT CERTIFICATE]

CUSIP No.  303051130


Warrant No. C-                                   Number of Warrant(s):  38,462
              -------------


Exercisable During the Period that Commences at 9:00 a.m., New York City time, on April 9, 2002 and Terminates at 5:00 p.m., New York City time, on April 9, 2010 except as provided below.

                               WARRANT TO PURCHASE

                     COMMON STOCK, PAR VALUE $.01 PER SHARE,

                                       OF

                        FACTORY CARD & PARTY OUTLET CORP.

                  This certifies that







                  or registered assigns, is the registered owner of the number of warrants set forth above (the "Warrants"), each of which represents the right, at any time after April 9, 2002 (the "Original Issue Date") and on or before 5:00 p.m., New York City time, on April 9, 2010 (the "Exercise Period"), to purchase from Factory Card & Party Outlet Corp.(f/k/a Factory Card Outlet Corp.), a Delaware corporation (the "Company"), at the price per share of $16.00 (the "Exercise Price"), one share of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company as such stock was constituted as of the Original Issue Date, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to Wells Fargo Bank Minnesota, N.A., or to any successor thereto, as the warrant agent under the Warrant Agreement, at the office of such successor maintained for such purpose (any such warrant agent being herein called the "Warrant Agent") (or, if such exercise shall be in connection with an underwritten public offering of shares of such Common Stock (or Other Securities) (as such term and other capitalized terms used herein are defined in the Warrant Agreement) subject to the Warrant Agreement, at the location at which the Company shall have agreed to deliver such securities), and simultaneous payment in full (which shall be made either by (i) certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, or (ii) or by

Cashless Exercise referred to below, all subject to the terms and conditions hereof and of the Warrant Agreement.

                  Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.

                  Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Fair Value per share of the Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date.

                  No fractional shares may be issued upon the exercise of rights to purchase hereunder, and as to any fraction of a share otherwise issuable, the Company will make a cash payment in lieu of such issuance, as provided in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of April 9, 2002 (the "Warrant Agreement"), between the Company and Wells Fargo Bank Minnesota, N.A., as Warrant Agent, and is subject to the terms and provisions contained therein. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the registered holders of the Warrants. The holder of this Warrant Certificate consents to all terms and provisions of the Warrant Agreement by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent and may be obtained by writing to the Warrant Agent.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

Dated:  April 9, 2002

FACTORY CARD & PARTY OUTLET CORP.

By:
    ---------------------------------------------
         Name:
               ----------------------------------
         Title:
                ---------------------------------

Countersigned:


WELLS FARGO BANK MINNESOTA, N.A.,
         as Warrant Agent

By:
    ---------------------------------------------
         Name:
               ----------------------------------
         Title:
                ---------------------------------

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                        FACTORY CARD & PARTY OUTLET CORP.

                  The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at ________ ______________________ ______, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company and the Warrant Agent, by the registered holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer or registration thereof. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

                  This Warrant Certificate may be exchanged at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at ________ ______________________ ______, attention: Compliance
Department, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

                  Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  This Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised before the close of business on April 9, 2010.

                  This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Warrant Agent.

                  Witness the facsimile seal of the Company and the signature of its duly authorized officer.

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of warrant)

TO FACTORY CARD & PARTY OUTLET CORP.
________________________________, as Warrant Agent

Attention:  ____________________

                  The undersigned:

                  (i) irrevocably exercises ___ Warrants represented by the within Warrant Certificate,

                  (ii) irrevocably elects to (check one of the following):

                  |_| purchase____ shares of common stock, par value $0.01 per share, of Factory Card & Party Outlet Corp. (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Warrant so exercised and herewith makes payment in full of the purchase price of $ ____ per share, in respect of each Warrant so exercised as provided in the Warrant Agreement which shall be made either by certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, or

                  |_| acquire in a Cashless Exercise ____ shares of common stock par value $0.01 per share of Factory Card & Party Outlet Corp. pursuant to the terms of Section 4.2 of the Warrant Agreement.

                  Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Fair Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date, all on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement,

                  (iii) surrenders this Warrant Certificate and all right, title and interest therein to Factory Card & Party Outlet Corp. and

                  (iv) directs that the securities or other property deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:                   , 200_
       ------------ -----

                                -----------------------------------------------
                                (Owner)*


                                -----------------------------------------------
                                (Signature of Authorized Representative)


                                -----------------------------------------------
                                (Street Address)


                                -----------------------------------------------
                                (City) (State) (Zip Code)

Securities or property to be
issued and delivered to:

                                -----------------------------------------------
                                Signature Guaranteed**




     Please insert social
     security or other
     identifying number

     --------------------



Name
     -------------------------------------------------------------------------

Street Address
               ---------------------------------------------------------------

City, State and Zip Code
                         -----------------------------------------------------












                  *The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                  **The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of warrants set forth below:


              Name of                   Address                 No. of
              Assignee                  -------                Warrants
              --------                                         --------




Please insert social
security or other
identifying number
of Assignee

--------------------


and does hereby irrevocably constitute and appoint __________ attorney to make such transfer on the books of Factory Card & Party Outlet Corp. maintained for the purpose, with full power of substitution in the premises.

Dated:  ____________, 200_

                                    Name                                    *
                                             -------------------------------


                                    Signature of Authorized
                                    Representative


                                    Signature Guaranteed                   **
                                                         ------------------



                  * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

** The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                                    EXHIBIT D





                    FORM OF WARRANT CERTIFICATE FOR SERIES D

                      [FORM OF FACE OF WARRANT CERTIFICATE]

CUSIP No.  303051148


Warrant No. D-                                    Number of Warrant(s):  30,612
              -------------


Exercisable During the Period that Commences at 9:00 a.m., New York City time, on April 9, 2002 and Terminates at 5:00 p.m., New York City time, on April 9, 2010 except as provided below.


                               WARRANT TO PURCHASE

                     COMMON STOCK, PAR VALUE $.01 PER SHARE,

                                       OF

                        FACTORY CARD & PARTY OUTLET CORP.

                  This certifies that







                  or registered assigns, is the registered owner of the number of warrants set forth above (the "Warrants"), each of which represents the right, at any time after April 9, 2002 (the "Original Issue Date") and on or before 5:00 p.m., New York City time, on April 9, 2010 (the "Exercise Period"), to purchase from Factory Card & Party Outlet Corp. (F/k/a Factory Card Outlet Corp.), a Delaware corporation (the "Company"), at the price per share of $34.00 (the "Exercise Price"), one share of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company as such stock was constituted as of the Original Issue Date, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to Wells Fargo Bank Minnesota, N.A., or to any successor thereto, as the warrant agent under the Warrant Agreement, at the office of such successor maintained for such purpose (any such warrant agent being herein called the "Warrant Agent") (or, if such exercise shall be in connection with an underwritten public offering of shares of such Common Stock (or Other Securities) (as such term and other capitalized terms used herein are defined in the Warrant Agreement) subject to the Warrant Agreement, at the location at which the Company shall have agreed to deliver such securities), and simultaneous payment in full (which shall be made either by (i) certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, or (ii) or by

Cashless Exercise referred to below, all subject to the terms and conditions hereof and of the Warrant Agreement.

                  Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.

                  Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Fair Value per share of the Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date.

                  No fractional shares may be issued upon the exercise of rights to purchase hereunder, and as to any fraction of a share otherwise issuable, the Company will make a cash payment in lieu of such issuance, as provided in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of April 9, 2002 (the "Warrant Agreement"), between the Company and Wells Fargo Bank Minnesota, N.A., as Warrant Agent, and is subject to the terms and provisions contained therein. The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the registered holders of the Warrants. The holder of this Warrant Certificate consents to all terms and provisions of the Warrant Agreement by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent and may be obtained by writing to the Warrant Agent.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

Dated:  April 9, 2002

FACTORY CARD & PARTY OUTLET CORP.

By:
    ---------------------------------------------
         Name:
               ----------------------------------
         Title:
                ---------------------------------

Countersigned:


WELLS FARGO BANK MINNESOTA, N.A.,
         as Warrant Agent

By:
    ---------------------------------------------
         Name:
               ----------------------------------
         Title:
                ---------------------------------

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                        FACTORY CARD & PARTY OUTLET CORP.

                  The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at ________ ______________________ ______, duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company and the Warrant Agent, by the registered holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer or registration thereof. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

                  This Warrant Certificate may be exchanged at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at ________ ______________________ ______, attention: Compliance
Department, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

                  Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, but not limited to, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  This Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised before the close of business on April 9, 2010.

                  This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Warrant Agent.

                  Witness the facsimile seal of the Company and the signature of its duly authorized officer.

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of warrant)

TO FACTORY CARD OUTLET CORP.
WELLS FARGO BANK MINNESOTA, N.A., as Warrant Agent

Attention:  ____________________

                  The undersigned:

                  (i) irrevocably exercises ___ Warrants represented by the within Warrant Certificate,

                  (ii) irrevocably elects to (check one of the following):

                  |_| purchase____ shares of common stock, par value $0.01 per share, of Factory Card & Party Outlet Corp. (before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate) for each Warrant so exercised and herewith makes payment in full of the purchase price of $ per share, in respect of each Warrant so exercised as provided in the Warrant Agreement ((which shall be made either by (a) certified or official bank or bank cashier's check payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Warrant Agent for the benefit of the Company, or

                  |_| acquires in a Cashless Exercise ____ shares of common stock par value $0.01 per share of Factory Card & Party Outlet Corp. pursuant to the terms of Section 4.2 of the Warrant Agreement.

                  Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose.

                  Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Fair Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date, all on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement,

                  (iii) surrenders this Warrant Certificate and all right, title and interest therein to Factory Card Outlet Corp. and

                  (iv) directs that the securities or other property deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:                   , 200_
       ------------ -----


                                -----------------------------------------------
                                (Owner)*


                                -----------------------------------------------
                                (Signature of Authorized Representative)


                                -----------------------------------------------
                                (Street Address)


                                -----------------------------------------------
                                (City) (State) (Zip Code)

Securities or property to be
issued and delivered to:

                                -----------------------------------------------
                                Signature Guaranteed**




     Please insert social
     security or other
     identifying number

     --------------------



Name
     -------------------------------------------------------------------------

Street Address
               ---------------------------------------------------------------

City, State and Zip Code
                         -----------------------------------------------------












                  *The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                  **The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of warrants set forth below:


              Name of                   Address                 No. of
              Assignee                  -------                Warrants
              --------                                         --------




Please insert social
security or other
identifying number
of Assignee

--------------------


and does hereby irrevocably constitute and appoint __________ attorney to make such transfer on the books of Factory Card & Party Outlet Corp. maintained for the purpose, with full power of substitution in the premises.

Dated:  ____________, 200_

                                      Name                                    *
                                               -------------------------------


                                      Signature of Authorized
                                      Representative


                                      Signature Guaranteed                   **
                                                           ------------------



                  * The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

** The signature must be guaranteed by a Securities Transfer Association medallion program ("stamp") participant or an institution receiving prior approval from the Warrant Agent.

                                                                      SCHEDULE I



                              SCHEDULE OF WARRANTS

                                                           AGGREGATE NUMBER.
                                                       OF SHARES ISSUABLE UPON
WARRANT         EXERCISE PRICE      EXPIRATION DATE           EXERCISE
-------         --------------      ---------------           --------
Series A         $ 11.00/Share       April 9, 2006             38,462
Series B         $ 16.00/Share       April 9, 2008             46,392
Series C         $ 16.00/Share       April 9, 2010             38,462
Series D         $ 34.00/Share       April 9, 2010             30,612
                                                            -------------
 TOTAL                                                         153,928